UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2019, Verra Mobility Corporation (the “Company”) entered into an equity underwriting agreement (the “Underwriting Agreement”) by and among the Company, Deutsche Bank Securities Inc. as representative (the “Representative”) to the several underwriters listed on Schedule I thereto (the “Underwriters”) and PE Greenlight Holdings, LLC (the “Selling Stockholder”), pursuant to which the Selling Stockholder agreed to offer and sell 15,000,000 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”) to the Underwriters and also granted the Underwriters the option for a period of 30 days to purchase up to an additional 2,250,000 shares of Common Stock from the Selling Stockholder, in each case, at a price to the public of $12.50 per share (the “Offering”).

The Offering is being made pursuant to a preliminary prospectus supplement dated June 3, 2019, and a final prospectus supplement, dated June 5, 2019, to the prospectus dated November 5, 2018, which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-227952), initially filed with the Securities and Exchange Commission (the “Commission”) on October 23, 2018 and declared effective on November 5, 2018. The Company will not receive any of the proceeds from the sale of the shares being offered by the Selling Stockholder but will bear the costs associated with the sale of such shares, other than underwriting discounts and commissions.

The Underwriting Agreement contains the terms and conditions for the sale by the Company of the shares of Common Stock to the Underwriters, customary representations, warranties and covenants by the Company, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

1.1	Underwriting Agreement, dated June 5, 2019, by and among Verra Mobility Corporation, Deutsche Bank Securities, Inc. and PE Greenlight Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2019	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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